SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                       -------------------------------

        Date of Report (Date of earliest event reported):  March 8, 2001
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                              INFOCURE CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                     011-12799                 58-2271614
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)


      239 Ethan Allen Highway, Ridgefield, CT                     06877
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:           (203) 893-1300
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                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.     Other Events.
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            On March 8, 2001, InfoCure Corporation, doing business in
Connecticut as VitalWorks ("VitalWorks"), filed a lawsuit in the Superior Court of the County of Fulton in the State of Georgia against WebMD Corporation ("WebMD") and its subsidiary, Envoy Corporation ("Envoy"), alleging breach of contract, tortious interference with business relations, and related commercial claims, arising from WebMD's alleged failure and refusal to pay VitalWorks rebates owed under the parties' agreement for certain electronic data interchange, or "EDI", transactions performed by Envoy; the alleged improper solicitation by WebMD's sales representatives of practice management software customers of VitalWorks; and allegedly false and damaging statements made by WebMD representatives about VitalWorks, among other alleged wrongful conduct (InfoCure Corporation v. WebMD Corporation and Envoy Corporation, Civil Action File No. 2001CV34834). VitalWorks seeks money damages aggregating in excess of $46.5 million resulting from WebMD's alleged wrongful actions. In addition, VitalWorks asks for a declaration by the Court as to: the applicable agreement governing the calculation and payment of the rebates due VitalWorks; the nonexclusive nature of the parties' contractual arrangements; and WebMD's asserted right to receive 1,929,012 shares of registered, rather than restricted, common stock of VitalWorks previously issued to WebMD.

            "As detailed in the Complaint filed in the lawsuit," said Joseph Walsh, CEO and President, "VitalWorks alleges that WebMD's wrongful actions against VitalWorks are motivated in large part by WebMD's desire to renege on contractual commitments made to VitalWorks and to secure new and different terms for the companies' business relationships that are more favorable to WebMD."

            For further details, see a copy of the complaint filed in the lawsuit, which is an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
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      (99.1)                           Complaint, dated March 8, 2001




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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                INFOCURE CORPORATION


                                By: /s/  Stephen Hicks
                                    -------------------------------------------
                                    Name:  Stephen Hicks
                                    Title: Vice President



Date:    March 8, 2001


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


                                  EXHIBIT INDEX
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                                                                   Paper (P) or
Exhibit No.             Description                              Electronic (E)
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99.1                    Complaint, dated March 8, 2001



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